UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported June 15, 2007
                                                -------------

                         Hampton Roads Bankshares, Inc.
             (Exact name of registrant as specified in its charter)

          Virginia                     005-62335                54-2053718
          --------                     ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

             999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000
                                                   --------------

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Item 8.01.        Other Events.

      On June 15, 2007, Hampton Roads Bankshares, Inc. issued a press release announcing a a dividend paid. This information is being furnished pursuant to
Item 12 "Results of Operations and Financial Condition" of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

(d)               Exhibits:

Exhibit No.       Exhibit Title

99.1              Press release issued June 15, 2007.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Hampton Roads Bankshares, Inc.


Date:  June 15, 2007                   By: /s/ Jack W. Gibson
       -------------                       -------------------
                                           Jack W. Gibson
                                           President and Chief Executive Officer